UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

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Filed by a Party other than the Registrant ❒

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☒	Definitive Proxy Statement
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❒	Soliciting Material Under Rule 14a-12

Z TRIM HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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 Z TRIM HOLDINGS, INC.
1011 CAMPUS DRIVE
MUNDELEIN, ILLINOIS 60060

NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS
on December 9, 2013

To the Shareholders of Z Trim Holdings, Inc.:

Z Trim Holdings, Inc. will hold its annual meeting of shareholders at the DoubleTree Hotel, located at 510 East IL Route 83, Mundelein, Illinois 60060, on Monday, December 9, 2013, at 10:00 a.m. Central Time, for the following purposes:

(1)	To elect five directors to serve until the next annual meeting and until their successors have been duly elected.

(2)	To ratify the selection of M&K CPAS, PLLC as Z Trim’s independent registered public accounting firm for 2014.

(3)
To hold an advisory vote to approve the compensation of Z Trim’s named executive officers, as disclosed in the proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

(4)	To hold an advisory vote to determine the frequency of future advisory votes to approve the compensation of Z Trim’s named executive officers.

(5)	To transact such other business as may properly come before the meeting or any adjournment thereof.

Z Trim Holdings, Inc.’s shareholders of record at the close of business on October 18, 2013, will be entitled to vote at the meeting or any adjournment of the meeting.  On or about October 29, 2013, we expect to mail shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement and annual report, as well as vote, online.

We call your attention to the proxy statement accompanying this notice for a more complete statement about the matters to be acted upon at the meeting.

By order of the Board of Directors

/s/ Brian Chaiken

Brian Chaiken
Chief Financial Officer, Chief Legal Officer and Secretary

Mundelein, Illinois
October 29, 2013

You may vote in person or by using a proxy as follows:

• By internet:	Go to www.voteproxy.com. Please have the notice we sent to you in hand because it has your personal 12 digit control number(s) needed for your vote.

• By telephone:
Call 1-800-776-9437 on a touch-tone telephone.  Please have the notice we sent to you in hand because it has your personal 12 digit control number(s) needed for your vote.  If you wish to cumulate your votes for directors, you must vote in person, via the internet or by mail, rather than voting by telephone.

• By mail:	Please request written materials as provided on page 1 of the proxy statement. Complete, sign, and date the proxy card and return it to the address indicated on the proxy card.

If you later find that you will be present at the meeting or for any other reason desire to revoke your proxy, you may do so at any time before it is voted.

Z TRIM HOLDINGS, INC.
1011 CAMPUS DRIVE
MUNDELEIN, ILLINOIS 60060
[Missing Graphic Reference]
PROXY STATEMENT
[Missing Graphic Reference]
TABLE OF CONTENTS

COMMONLY ASKED QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING	1
PROPOSAL ONE: ELECTION OF DIRECTORS	4
CORPORATE GOVERNANCE	5
Selection Criteria for Directors	5
Board of Directors Meetings	6
Director Independence	6
Board Leadership Structure	6
Board’s Role in Risk Oversight	6
Board Committees	7
Communications with the Board	7
Code of Ethics, Committee Charters and Other Corporate Governance Documents	7
Directors’ Compensation	8
PROPOSAL TWO: RATIFY THE AUDIT COMMITTEE’S SELECTION OF M&K CPAS, PLLC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2014	9
Report of Audit Committee	9
Auditor Fees and Services	10
Audit Committee Pre-Approval Policy	10
EXECUTIVE COMPENSATION	10
Summary Compensation Table	11
Outstanding Equity Awards at Fiscal Year-End	12
Option Exercises and Stock Vested	12
PROPOSAL THREE: ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION	13
PROPOSAL FOUR: ADVISORY VOTE TO DETERMINE THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION	13
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	14
CERTAIN TRANSACTIONS AND RELATIONSHIPS WITH THE COMPANY	15
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	17

Z TRIM HOLDINGS, INC.
1011 CAMPUS DRIVE
MUNDELEIN, ILLINOIS 60060

ANNUAL MEETING OF SHAREHOLDERS
DECEMBER 9, 2013

COMMONLY ASKED QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Q:       WHEN IS THIS PROXY MATERIAL FIRST AVAILABLE TO SHAREHOLDERS?

A:       On or about October 29, 2013, Z Trim Holdings, Inc. (“Z Trim”, “we” or the “Company”) expects to mail shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access the proxy material over the internet.

Q:	WHY DID I RECEIVE A NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS INSTEAD OF A PRINTED COPY OF THE PROXY MATERIALS?

A:       Pursuant to the rules adopted by the Securities and Exchange Commission, we are permitted to provide access to our proxy material over the internet instead of mailing a printed copy of the proxy material to each shareholder.  As a result, on or about October 29, 2013, we expect to mail shareholders a Notice of Internet Availability of Proxy Materials containing instructions regarding how to access our proxy material, including our proxy statement and annual report, and vote via the internet.  You will not receive a printed copy of the proxy material unless you request one by following the instructions included in the Notice of Internet Availability of Proxy Materials or provided below.

Important Notice Regarding the Availability of Proxy Materials for
 the Shareholder Meeting to Be Held on December 9, 2013

The proxy statement and annual report are available at www.proxyvote.com.

At www.proxyvote.com, shareholders can view the proxy material, cast their vote and request to receive paper copies of the proxy material by mail.  To view this material, your browser must support the PDF file format.  If your browser does not support PDF viewing, download and installation instructions are available at the above link.

Q:       HOW CAN SHAREHOLDERS REQUEST PAPER COPIES OF THE PROXY MATERIAL?

A:       Shareholders may request that paper copies of the proxy material, including an annual report, proxy statement and proxy card, be sent to them without charge as follows:

When you make your request, please have your 12 digit control number(s) available; that control number was included in the notice that was mailed to you.  To assure timely delivery of the proxy material before the annual meeting, please make your request no later than November 21, 2013.

Q:       WHAT AM I VOTING ON?

A:       At the annual meeting you will be voting on four proposals:

1.	The election of five directors to the Board of Directors to serve until Z Trim’s next annual meeting and until their successors have been duly elected. This year’s nominees are:

•Steven J. Cohen •Morris Garfinkle •Brian S. Israel •Mark Hershhorn •Edward Smith III

2.	A proposal to ratify the Audit Committee’s selection of M&K CPAS, PLLC (“M&K”) as Z Trim’s independent registered public accounting firm for 2014.

3.	An advisory proposal to approve the compensation of Z Trim’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

4.	An advisory proposal to determine the frequency of future advisory votes to approve named executive officer compensation.

Q:       WHAT ARE THE BOARD’S VOTING RECOMMENDATIONS?

A:       The Board of Directors is soliciting this proxy and recommends the following votes:

  FOR each of the nominees for election to the Board of Directors.
  FOR the ratification of the Audit Committee’s selection of M&K as Z Trim’s independent registered public accounting firm for 2014.
  FOR approval of the compensation of the Z Trim’s named executive officers.
  FOR the holding of future advisory votes to approve named executive compensation every 3 YEARS.

Q:       WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

A:       To conduct the annual meeting, holders of a majority of the votes that shareholders are entitled to cast, as of the Record Date, must be present in person or by duly authorized proxy. This is referred to as a “quorum.”  Abstentions and shares which are the subject of broker non-votes will be counted for the purpose of determining whether a quorum exists; shares represented at a meeting for any purpose are counted in the quorum for all matters to be considered at the meeting.

Each share of common stock is entitled to one vote on all matters, except that cumulative voting rights currently are in effect for the election of directors.  With respect to the election of directors, you have cumulative voting rights, meaning that you may cast as many votes as there are directors to be elected for each share of common stock held by you, and may cast your total number of votes for one nominee or divide the total among any number of nominees. Assuming a quorum is present, the five candidates receiving the greatest number of votes cast will be elected as directors of the Company.  Any votes attempted to be cast “against” a candidate are not given legal effect and are not counted as votes cast in the election of directors.  Therefore, any shares which are not voted, whether by withheld authority or otherwise, have no effect in the election of directors except to the extent that the failure to vote for any individual results in another individual receiving a relatively larger number of votes.

Approval of the ratification of M&K as Z Trim’s independent auditors and of the results of the advisory vote to approve the  compensation of the Company’s named executive officers will be determined by the affirmative vote of a majority of the shares represented at the meeting and entitled to vote, assuming a quorum is present.  Therefore, abstentions will count as votes against each of these proposals.  Broker non-votes will be counted for purposes of determining whether a quorum exists, but will not otherwise affect these votes.

With respect to the advisory vote on the frequency of future advisory votes to approve named executive officer compensation, if no alternative receives the requisite majority, the Board will consider shareholders to have recommended the frequency that receives the greatest number of votes.  Although counted for purposes of determining whether a quorum exists, abstentions and broker non-votes will not otherwise affect this vote, except insofar as they reduce the number of shares that are voted.

Q:       WHAT IF I DO NOT VOTE?

A:       The effect of not voting will depend on how your share ownership is registered.

If you own shares as a registered holder and you do not vote, the shares that you do not vote will not be represented at the meeting and will not count toward the quorum requirement. If a quorum is obtained, then the shares that you have not voted will not affect whether a proposal is approved or rejected.

If you are a shareholder whose shares are not registered in your name and you do not vote, then your bank, broker or other holder of record may still represent your shares at the meeting for purposes of obtaining a quorum. In the absence of your voting instructions, your bank, broker or other holder of record may or may not vote your shares in its discretion depending on the proposal before the meeting.  Your broker may not vote your shares in its discretion in “non-routine” matters such as the election of directors or on matters related to executive compensation, including advisory votes to approve named executive officer compensation and advisory votes to approve the frequency of future advisory votes to approve named executive officer compensation; therefore, you must vote your shares if you want them to be counted in the election of directors, the advisory proposal to approve named executive officer compensation and the advisory proposal to approve the frequency of future advisory votes to approve named executive officer compensation.  However, your broker may vote your shares in its discretion on routine matters such as the ratification of the Z Trim’s independent registered public accounting firm.

Q:       WHO MAY VOTE?

A:       You may vote at the annual meeting if you were a shareholder of record of Z Trim common stock as of the close of business on October 18, 2013, which is the “Record Date.”  As of the Record Date, Z Trim had approximately 36,798,414 shares of common stock outstanding.  Each outstanding share of common stock is entitled to one vote on each matter presented, except that cumulative voting rights currently are in effect for the election of directors, as noted above.  Any shareholder entitled to vote may vote either in person or by duly authorized proxy.

Q:       HOW DO I VOTE?

A:       We offer four methods for you to vote your shares at the annual meeting—in person; via the internet; by telephone; or by mail. You may vote in person at the annual meeting or authorize the persons named as proxies on the proxy card, Steven J. Cohen and Brian Chaiken, to vote your shares.  We recommend that you vote as soon as possible, even if you are planning to attend the annual meeting, so that the vote count will not be delayed.

While we offer four methods, we encourage you to vote via the internet, as it is the most cost-effective method available.  There is no charge to vote your shares via the internet, though you may incur costs associated with electronic access, such as usage charges from internet access providers. If you choose to vote your shares via the internet, there is no need for you to request or mail back a proxy card.

• By internet:	Go to www.voteproxy.com. Please have the notice we sent to you in hand because it has your personal 12 digit control number(s) needed for your vote.

• By telephone:
On a touch-tone telephone, call 1-800-776-9473.  Please have the notice we sent to you in hand because it has your personal 12 digit control number(s) needed for your vote. If you wish to cumulate your votes for directors, you must vote in person, via the internet or by mail, rather than voting by telephone.

• By mail:	Please request written materials as provided on page 1 of the proxy statement. Complete, sign, and date the proxy card and return it to the address indicated on the proxy card.

If your shares are not registered in your name, then you vote by giving instructions to the firm that holds your shares rather than using any of these methods. Please check the voting form of the firm that holds your shares to see if it offers internet or telephone voting procedures.

Q:       WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE REQUEST TO VOTE?

A:       It means your shares are held in more than one account. You should vote the shares on all of your proxy requests. You may help us reduce costs by consolidating your accounts so that you receive only one set of proxy materials in the future. To consolidate your accounts, please contact our transfer agent, American Stock Transfer, toll-free at 1-800-776-9437.

Q:       WHO WILL COUNT THE VOTE?

A       Broadridge Financial Solutions, Inc. will use an automated system to tabulate the votes.  Z Trim representatives will serve as the election inspectors.

Q:       WHO CAN ATTEND THE ANNUAL MEETING?

A:       All shareholders of record as of the close of business on October 18, 2013, can attend the meeting.  However, seating is limited and will be on a first arrival basis.

To attend the annual meeting, please follow these instructions:

•	Bring proof of ownership of Z Trim common stock and a form of identification; or

•	If a broker or other nominee holds your shares, bring proof of ownership of Z Trim common stock through such broker or nominee and a form of identification.

Q:       CAN I CHANGE MY VOTE AFTER I RETURN OR SUBMIT MY PROXY?

A:       Yes. Even after you have submitted your proxy, proxies may be revoked at any time prior to the voting thereof either by written notice filed with the secretary or acting secretary of the meeting or by oral notice to the presiding officer during the meeting.  Presence at the annual meeting of a shareholder who has appointed a proxy does not in itself revoke a proxy.

Q:       MAY I VOTE AT THE ANNUAL MEETING?

A:       If you complete a proxy card or vote via the internet or telephone, you may still vote in person at the annual meeting. To vote at the meeting, please either give written notice that you would like to revoke your original proxy to the secretary or acting secretary of the meeting or oral notice to the presiding officer during the meeting.

If a broker, bank or other nominee holds your shares and you wish to vote in person at the annual meeting, you must obtain a proxy issued in your name from the broker, bank or other nominee; otherwise you will not be permitted to vote in person at the annual meeting.

Q:       WHO IS MAKING THIS SOLICITATION?

A:       This solicitation is being made on behalf of Z Trim by its Board of Directors. Z Trim will pay the expenses in connection with the solicitation of proxies.  Upon request, Z Trim will reimburse brokers, dealers, banks and voting trustees, or their nominees, for reasonable expenses incurred in forwarding copies of the proxy material and annual report to the beneficial owners of shares which such persons hold of record.  Z Trim will solicit proxies by mailing a Notice of Internet Availability of Proxy Materials to all shareholders; paper copies of the proxy material will be sent upon request as provided above as well as in the Notice of Internet Availability of Proxy Materials.  Proxies may be solicited in person, or by telephone, e-mail or fax, by officers and regular employees of Z Trim who will not be separately compensated for those services.

Q:       WHEN ARE SHAREHOLDER PROPOSALS AND SHAREHOLDER NOMINATIONS DUE FOR THE 2014 ANNUAL MEETING?

A:       Under Rule 14a-8 under the Securities Exchange Act of 1934, the Secretary must receive a shareholder proposal no later than July 1, 2014, in order for the proposal to be considered for inclusion in our proxy materials for the 2014 annual meeting.  To otherwise bring a nomination before the 2014 annual meeting, you must comply with our bylaws.  Currently, our bylaws require written notice to the Secretary no later than July 1, 2014.  The purpose of this requirement is to assure adequate notice of, and information regarding, any such matter as to which shareholder action may be sought.  If we receive your notice after July 19, 2014, then your nomination will be untimely. In addition, your nomination must comply with the procedural provisions of our bylaws. If you do not comply with these procedural provisions, your nomination can be excluded.

Q:       WHAT IS THE ADDRESS OF THE SECRETARY?

A:       The address of the Secretary is:

Z Trim Holdings, Inc.
Attn: Brian Chaiken
1011 Campus Drive
Mundelein, Illinois 60060

Q:       WILL THERE BE OTHER MATTERS TO VOTE ON AT THIS ANNUAL MEETING?

A:    We are not aware of any other matters that you will be asked to vote on at the annual meeting. Other matters may be voted on if they are properly brought before the annual meeting. If other matters are properly brought before the annual meeting, then the named proxies will vote the proxies they hold in their discretion on such matters.

PROPOSAL ONE

ELECTION OF DIRECTORS

 In accordance with Z Trim’s bylaws, the Board of Directors has determined that there shall be five directors elected at the annual meeting of shareholders to serve until their successors are duly elected and qualified. The persons who are nominated as directors, and for whom proxies will be voted unless a shareholder specifies otherwise, are named below.

Each shareholder may cast as many votes as there are directors to be elected for each share held by him, and may cast his total number of votes for one nominee or divide the total among any number of nominees. The five candidates receiving the greatest number of votes cast will be elected as directors of the Company. Unless otherwise specified in the accompanying proxy, the shares voted pursuant thereto will be cast for the nominees. If any of the nominees should decline or be unable to act as a director, which the Company does not foresee, the proxies will be voted with discretionary authority for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that the nominees will be unable or decline to serve as a director if elected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE FIVE NOMINEES TO THE BOARD OF DIRECTORS FOR A TERM EXPIRING AT THE 2014 ANNUAL MEETING.

The following sets forth brief biographical information and attributes for each director nominee.  Each of the nominees is presently serving as a director of the Company.  Together, the experience and attributes included below provide the reasons that these individuals were selected for Board membership and nominated for re-election, as well as why they continue to serve on the Board.
Name and Age	Principal Occupation, Business Experience and Education
Steven J. Cohen, 56 President, and Chief Executive Officer; Director since 2006
Mr. Cohen, the Company’s President and Chief Executive Officer, has been employed by Z Trim since 2002 when he was hired as its director of investor relations.  He was promoted to Vice President of Corporate Development in 2003 and to President in 2006 when he also began serving on the Board of Directors.  In 2007, Mr. Cohen assumed the role of Chief Executive Officer.  Prior to joining Z Trim, Mr. Cohen had 25 years’ experience at the Chicago Mercantile Exchange where he worked in various brokerage house positions as well as a trader. Mr. Cohen attended college at the University of Illinois and Oakton Community College.  Mr. Cohen was a member of the U.S. Olympic Team at the 1988 Olympics in Seoul and was a coach for the U.S. Olympic Team at the 2000 Olympics in Sydney, Australia. Mr. Cohen’s understanding of the Company’s products and market has proven to be valuable to the Board in understanding that market and in evaluating and approving the Company’s strategic initiatives in that market. Mr. Cohen’s insights have been valuable in identifying and evaluating economic and market challenges faced by the Company, which has been of particular benefit to the Board when reviewing and evaluating marketing and strategic initiatives.

Morris Garfinkle, 65 Director since 2009
Mr. Garfinkle presently serves as Chairman of the Audit Committee.  Mr. Garfinkle has served as Co-Founder and Principal of Kelly Garfinkle Strategic Restructuring LLC, a consulting firm focused on restructuring and pensions, since May 2013.  He also is Founder, President and CEO  of Tailwind Consultants, LLC, a consulting firm serving the aviation industry, as well as private equity investors and government authorities/agencies.  He was previously the Founder, President and CEO of GCW Consulting, a consulting firm based out of Arlington, Virginia, from 2001 until 2012.  He received his Juris Doctor from Georgetown University and his B.S. in Economics (Cum Laude) from the Wharton School of Finance & Commerce, University of Pennsylvania.  Mr. Garfinkle has over 35 years of experience in restructuring, mergers and acquisitions, investment assessment, competitive positioning, strategic planning and capital raising.  His clients have included United Airlines Creditors’ Committee, Pension Benefit Guaranty Corporation, Air China and Dallas-Fort Worth International Airport, among many others.  He also served on the Board of Directors of HMSHost from 2000 - 2006. The Company believes that Mr. Garfinkle’s financial, business and legal expertise, combined with his experience as an executive and director of other companies, as well as his years of experience providing strategic advisory services, qualifies him to serve as a member of the Board and an effective member of Audit Committee, of which he is the Chairman.

Brian S. Israel, 55 Director since 2007
Mr. Israel presently serves as Chairman of the Compensation and Nominating Committees. He spent more than 20 years in the real estate finance industry, managing teams responsible for production, operations, risk management, product development and technology, most recently as Vice President and Division Administrator in the Residential Mortgage Division of Harris Trust and Savings Bank, where he worked from 1989 to 2004.  He is a former Member of the Federal National Mortgage Association’s Regional Lender and Affordable Housing Advisory Boards, and in 2000, served as President of the Illinois Mortgage Bankers Association.

After retiring from the corporate world in 2004, Mr. Israel has focused on consulting and community service and since November 2012 has served as President of the Illinois Jump$tart Coalition for Personal Financial Literacy, a non-profit organization working to enhance the financial capabilities of young people. Other current affiliations include: Step Out USA; Money Smart Week; Future State Consulting; the River North Residents Association; North Shore Custom Homes, Ltd.; and Lambda Alpha International. His experience in strategic planning, finance and human resource management, especially as it relates to operational and structural issues, has added substantial value to the deliberations of the Board.

Mark Hershhorn, 64 Director since 2007
Mr. Hershhorn has a background in the marketing and operations of nutrition systems, food industry marketing and transactional television.   From 1998 to present, he has served as President and co-owner of CKS & Associates Management LLC, President and CEO of CKS & Associates, CEO of Midwest Real Estate Investment LLC, General Partner of New Horizons West LLP and CEO of New Horizons Real Estate Holdings LLC.  During much of the 1990’s, he served as President, CEO and director of National Media Corporation (NYSE-NMC) and as Chairman of the company’s international subsidiary, Quantum International Ltd.  Prior to that, he served as Senior Vice President of food operations and joint ventures for Nutri/System, Inc.  During the 1980’s, Mr. Hershhorn was Chief Financial Officer, Treasurer, Vice President and director of the Franklin Mint.  Mr. Hershhorn has also held positions with companies such as Price-Waterhouse, Pfizer Diagnostics, and Wallace and Wampole Laboratories.  Mr. Hershhorn is a member of Rutgers University’s Board of Governors.  He received his BS Degree in Economics from Rutgers University and an MBA from the Wharton School of Finance, University of Pennsylvania. We believe that Mr. Hershhorn’s past experience as CEO of publicly traded companies, as well as in the management of a food company, brings valuable insight to the Board’s strategic planning.

Edward Smith III, 38 Director since 2009
Mr. Smith is Managing Partner of Brightline Capital Management, LLC (“BCM”), a New York-based investment firm founded in 2005. BCM is the investment manager of Brightline Ventures I, LLC, Brightline Ventures I-B, LLC and Brightline Ventures I-C, LLC, (referred to collectively herein as “Brightline”), the Company’s controlling stockholder. Prior to founding BCM, Mr. Smith worked at Gracie Capital, GTCR Golder Rauner and Credit Suisse First Boston.  Mr. Smith holds a Bachelor of Arts in Social Studies from Harvard College and a Masters in Business Administration from Harvard Business School. We believe that, as a result of his past experience, including managing an investment fund, and his many contacts in the food industry, Mr. Smith adds valuable managerial experience on the Board and an understanding of investor expectations, both of which are important to the Board’s strategic planning and risk management responsibilities.

The following sets forth brief biographical information for the Company’s sole executive officer that does not also serve as a director.

Name and Age	Principal Occupation, Business Experience and Education
Brian Chaiken, 42 Chief Financial Officer since 2008
Mr. Chaiken was hired by the Company to serve as General Counsel and Vice President of Business Development in 2006.  In 2008, Mr. Chaiken was appointed to be the Company’s Chief Financial Officer.  He received his Bachelor of Science in Accountancy from the University of Illinois, Champaign-Urbana and passed the CPA examination.  Mr. Chaiken obtained his Juris Doctorate from DePaul University, and is a member of the Illinois and Florida Bars, as well as those of the Northern District Court of Illinois, United States Court of Appeals of the 11th Circuit and the Southern District Court of Florida.  Prior to joining Z Trim, Mr. Chaiken spent five years as the Executive Vice-President of Legal Affairs for Supra Telecommunications and Information Systems, Inc., a Competitive Local Exchange Carrier (telecommunications provider) in South Florida.  There, Mr. Chaiken was a senior executive for a company with more than 300 employees in Florida, Costa Rica and the Dominican Republic.  He was instrumental in helping the company grow annual revenues from $10 million to approximately $150 million over an 18 month period.  He successfully litigated and arbitrated multi-million dollar disputes involving trademark, anti-trust, fraud, bankruptcy and complex commercial transactions.

CORPORATE GOVERNANCE

Selection Criteria for Directors

The Company’s Board of Directors established a Nominating and Corporate Governance Committee (the “Nominating Committee”) in 2008.  The related provisions set forth in the Company’s Bylaws serve as the charter for the Nominating Committee.  The Nominating Committee, which is composed of two directors, identifies candidates for director nominees through recommendations solicited from other directors, the Company’s executive officers, search firms or other advisors, shareholders pursuant to the procedures set forth below, and through such other methods as the independent directors deem to be helpful.  Based upon an evaluation of the candidates, the Nominating Committee recommends to the full Board candidates it has determined to be qualified to serve on the Board.  Brian Israel and Mark Hershhorn are the members of the Nominating Committee, with Mr. Israel serving as chairman.

Our Bylaws provide that shareholders, in submitting recommendations to the Nominating Committee for director candidates, shall follow the following procedures:
  Recommendations for nomination must be received by a date not later than the close of business on the 120th calendar day prior to the calendar date the Company’s proxy statement was filed with the Securities and Exchange Commission in connection with the previous year’s annual meeting of shareholders or special meeting in lieu of annual meeting of shareholders.
  Such recommendation for nomination shall be made in writing and shall include the following information: (A) name of the shareholder making the recommendation; (B) a written statement disclosing such shareholder’s beneficial ownership of the Company’s securities; (C) name of the individual recommended for consideration as a director nominee; (D) a written statement as to why such recommended candidate would be able to fulfill the duties of a director; (E) a written statement describing how the recommended candidate meets the independence requirements established by the NYSE MKT or any other requirements adopted by the Company; (F) a written statement disclosing the recommended candidate’s beneficial ownership of the Company’s securities; (G) a written statement disclosing relationships between the recommended candidate and the Company which may constitute a conflict of interest; and (H) a written statement by the recommended candidate that the candidate is willing and able to serve on the Board.
    Our Bylaws provide that the composition of the Board must meet the independence requirements promulgated by the NYSE MKT or such other requirements as many be adopted by the Company.

The Company requires its directors to possess certain minimum qualifications, including the following:

  Adequate Experience. Nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the corporation and should be willing and able to contribute positively to the decision-making process of the corporation.
  No Conflicts of Interest. Nominees must be free from any relationship that, in the opinion of the Board, would interfere with, or have the appearance of interfering with, the exercise of his or her independent judgment as a member of the Board, including any conflicts of interest stemming from his or her institutional or other affiliations, and candidates should be able to act in the interests of all shareholders.
  No Prior Bad Acts. Nominees shall not have been convicted of any criminal offense or been subject to any adverse civil judgment in any jurisdiction involving financial crimes, acts involving monies or breach of trust, moral turpitude, misfeasance or malfeasance, or been convicted in any jurisdiction of a crime that is a felony, or been deemed by the Board to have violated company policy.
The Company also considers the following qualities and skills in selecting its directors:

  knowledge of the Company’s business and industry;
  prior education;
  demonstrated ability to exercise sound business judgment;
  reputation for integrity and high moral and ethical character;
  potential to contribute to the diversity of viewpoints, backgrounds, or experiences of the Board as a whole; and
  diligence and dedication to the success of the Company.
    A director candidate recommended by our stockholders will be considered in the same manner as a nominee recommended by a Board member, management or other sources.

While the Board does not have a separate formal diversity policy, it is the Company’s and the Board’s policy to identify qualified potential candidates without regard to any candidate’s race, color, disability, gender, national origin, religion or creed, and the Company seeks to ensure the fair representation of shareholder interests on the Board through the criteria set forth above. The Company, in selecting its director nominees, considers the potential to contribute to the diversity of viewpoints, backgrounds, or experiences of the Board as a whole.  The Board believes that the use of the Nominating Committee’s general criteria, along with non-discriminatory policies, will best result in a Board that shows diversity in many respects. The Board believes that it currently maintains that diversity.

Board of Directors Meetings

During the fiscal year ended December 31, 2012, the Board of Directors held nine meetings.  Each incumbent director attended at least 75% of the total number of meetings of the Board of Directors and the committees on which they served. The Company expects all of its directors to attend the annual meetings of shareholders.  All directors attended the 2012 annual meeting of shareholders.

Director Independence

Under the Company’s bylaws, the composition of the Board must meet the independence requirements promulgated by the NYSE MKT or such other requirements as many be adopted by the Company.  Based on these standards, the Board of Directors has determined that Messrs. Garfinkle, Hershhorn and Israel are each “independent” under applicable rules and guidelines. Mr. Cohen, as Chief Executive Officer of the Company, and Mr. Smith, as Managing Partner of BCM (our controlling shareholder), are not considered to be “independent.”

In determining that Messrs. Garfinkle, Hershhorn and Israel are each “independent” under applicable rules and guidelines used by the Company to determine independence, the Board of Directors took into consideration previous investments made by each individual, as well as investments made by their family members, in the Company, and concluded that such investments did not impair their respective independence.

 Our independent directors have the opportunity to meet in executive session, without the other directors or management, as part of each regular Board meeting.

Board Leadership Structure

The Board does not have a formal policy with respect to whether the roles of Chief Executive Officer and Chairman of the Board should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from among the non-employee directors or management. The Board believes that it should be free to make a choice from time to time in any manner that is in the best interests of the Company and its shareholders. A Chairman of the Board has not been appointed for the Board.  Mr. Cohen currently presides over meetings of the Board of Directors.

Board’s Role in Risk Oversight

The responsibility for the day-to-day management of risk lies with the Company’s management. It is the Board’s role to oversee the risk management process to ensure that it is properly designed, well-functioning and consistent with the Company’s overall corporate strategy. In fulfilling that oversight role, the Board focuses on the adequacy of the Company's risk management process and overall risk management system. The Board believes that an effective risk management system will (i) adequately identify the material risks to the Company’s business, (ii) monitor the effectiveness of the risk mitigating policies and procedures, and (iii) provide management with input with respect to the risk management process.

The Board has tasked its Audit Committee to perform a number of the Board’s risk oversight responsibilities. Among other things, the Audit Committee works with management to highlight significant enterprise-wide risks, to evaluate operational plans that are designed to control and mitigate risks and to monitor and review the risk management function. The Audit Committee also is responsible for overseeing the internal audit function, with that function reporting directly to the Audit Committee, overseeing the Company’s independent registered public accounting firm, and reviewing reports from management and the internal auditor regarding the adequacy and effectiveness of various internal controls.

In addition to the Audit Committee, both the Board’s Compensation Committee and Nominating Committee consider risks within their respective areas of responsibility. The Compensation Committee oversees risks associated with the Company’s compensation plans and programs and the Nominating Committee oversees risks associated with the Company’s corporate governance policies.

Board Committees

The Board of Directors has three standing committees, all comprised solely of independent directors: Audit, Compensation, and Nominating.  The committees on which our directors currently serve, and the chairs of those committees, are identified in the following table:

Director	Audit	Compensation	Nominating
Morris Garfinkle	Chair
Brian S. Israel		Chair	Chair
Mark Hershhorn		X	X

Messrs. Cohen and Smith are not “independent” directors; therefore, they are not eligible to serve on the Audit and Compensation committees under the independence requirements promulgated by the NYSE MKT or as required by the charters of these committees.

Audit Committee

The Audit Committee met four times in fiscal 2012.  The function of the Audit Committee is to assist the Board of Directors in preserving the integrity of the financial information published by the Company through the review of financial and accounting controls and policies, financial reporting systems, alternative accounting principles that could be applied and the quality and effectiveness of the independent public accountants.  Among its other responsibilities, the Audit Committee also is responsible for the receipt, retention and treatment of complaints received by the Company relating to accounting, internal accounting controls or auditing matters and confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.  See also “Report of the Audit Committee.”

Audit Committee Financial Expert

 The Board has determined that Mr. Garfinkle qualifies as an “audit committee financial expert” based on a review of his educational background and business experience.

Compensation Committee

The Compensation Committee held five meetings during the year-ended December 31, 2012.  The Compensation Committee, which is composed entirely of independent directors, administers the Company’s executive compensation program. The role of the Committee is to oversee Z Trim’s compensation and benefit plans and policies, administer its stock plans (including reviewing and approving equity grants to elected officers) and review and approve annually all compensation decisions for elected officers including those for the CEO and the other executive officers named in the Summary Compensation Table (the “Named Executive Officers”). The Compensation Committee submits its compensation decisions for the CEO to the Board for ratification.  The Compensation Committee also has the sole authority to retain compensation consultants to assist in the evaluation of compensation of directors, the CEO or the Company’s other executive officers.

Nominating Committee

The Nominating Committee met two times in fiscal 2012.  The Nominating Committee considers candidates for Board membership, reviews the effectiveness of the Board, monitors Z Trim’s compliance efforts, and evaluates and oversees corporate governance and related issues.  The selection criteria considered by the Nominating Committee for Board candidates is set forth above.

Communications with the Board

Any shareholder desiring to communicate with the Board of Directors or one or more of its directors may send a letter addressed to the Board of Directors or the applicable director(s) in care of the Corporate Secretary at Z Trim Holdings, Inc., 1011 Campus Drive, Mundelein, Illinois 60060.   All such communications must have the sender’s name, address, telephone number and e-mail address, if any, as well as a statement of the type and amount of the Company’s securities the sender holds and any other interest of the sender in the subject of the communication or, if the sender is not a shareholder of the Company, a statement of the nature of the sender’s interest in the Company. Communications will be forwarded to the proper recipient unless they (a) concern individual grievances or other interests that could not reasonably be construed to be of concern to the shareholders or other constituencies of the Company, (b) advocate the Company’s engaging in illegal activities, (c) contain offensive, scurrilous or abusive content, or (d) have no rational relevance to the business or operations of the Company.

Code of Ethics, Committee Charters and Other Corporate Governance Documents

Z Trim regularly reviews its corporate governance practices and procedures. As part of its corporate governance practices, the Company adopted a Code of Conduct and Business Ethics, Corporate Governance Guidelines and written charters for its Audit and Compensation Committees.   The provisions set forth in the Bylaws serve as the charter for the Nominating Committee.  Z Trim has posted on its website, at http://www.ztrim.com under the link titled “Investor Relations”, then “Corporate Governance”, then “Policy Documents” (or at http://www.ztrim.com/pages/policy_documents/229.php), copies of its Code of Conduct and Business Ethics, its Corporate Governance Guidelines and the charters for its Audit, Compensation and Nominating Committees.  If those documents (including the committee charters, the Code of Conduct and Business Ethics and the Corporate Governance Guidelines) are changed, waivers from the Code of Conduct and Business Ethics are granted, or new procedures are adopted, those new documents, changes, waivers and/or procedures will be posted on Z Trim’s corporate website at the address above.

Directors’ Compensation

Employee directors do not receive any separate compensation for their Board activities. For fiscal 2012, non-employee directors received $1,500 per in-person meeting attended, plus 59,700 shares (with a value of $40,000) of common stock as an annual retainer, with a maximum 35% tax gross up on the fair market value of the shares at the time of the grant not to exceed $10,000 per Board member.

Non-employee directors are reimbursed for travel expenses incurred in conjunction with their duties as directors. Furthermore, the Company will provide the broadest form of indemnification under Illinois law under which liabilities may arise as a result of their role on the Board and payments for reimbursements for expenses incurred by a director in defending against claims in connection with their role, and the director satisfies the statutory standard of care.

Director Compensation Table

The following table provides compensation for non-employee directors who served during fiscal 2012:

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)	Total ($)
Morris Garfinkle	16,000	40,000	0	56,000
Mark Hershhorn	16,000	40,000	0	56,000
Edward Smith	16,000	40,000	0	56,000
Brian Israel	16,000	40,000	0	56,000

(1) Included in such fees is a 35% tax gross up paid to each director based on the then-current fair market value of the shares of common stock issued as additional compensation.

(2) Each director received 59,700 shares of common stock on February 6, 2012.  The amounts in the table reflect the grant date fair value of stock awards to the named directors in accordance with Accounting Standards Codification Topic 718, which was $0.67 per share.  The ultimate values of the stock awards to the directors generally will depend on the future market price of our common stock, which cannot be forecasted with reasonable accuracy.

PROPOSAL TWO

RATIFY THE AUDIT COMMITTEE’S SELECTION OF M&K CPAs, PLCC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2014

The Board of Directors proposes that shareholders ratify the selection by the Audit Committee of M&K CPAS, PLLC (“M&K”) to serve as the Company’s independent registered public accounting firm for the 2014 fiscal year. Pursuant to the Sarbanes-Oxley Act of 2002 and regulations promulgated by the SEC thereunder, the Audit Committee is directly responsible for the appointment of the independent registered public accounting firm. Although shareholder ratification of the Audit Committee’s selection of the independent registered public accounting firm is not required by our Bylaws or otherwise, we are submitting the selection of M&K to our shareholders for ratification to permit shareholders to participate in this important decision. If shareholders fail to ratify the Audit Committee’s selection of M&K as the Company’s independent registered public accounting firm for 2014 at the annual meeting, the Audit Committee will reconsider the selection, although the Audit Committee will not be required to select a different independent registered public accounting firm. Representatives of M&K are not expected to be at the annual meeting; therefore, they will not be available to answer your questions or to make a statement.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE AUDIT COMMITTEE’S SELECTION OF M&K CPAS, PLCC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2014.

REPORT OF AUDIT COMMITTEE

The duties and responsibilities of the Audit Committee are set forth in a written charter adopted by the Board, which is located on the Company’s website at http://www.ztrim.com/filebin/pdf/AuditComitteeCharter.pdf. The Audit Committee reviews and reassesses this charter annually and recommends any changes to the Board for approval.

The functions of the Audit Committee of Z Trim’s Board of Directors include, among others, meeting with the Company’s independent auditors and making recommendations to the Board regarding independent auditors; assessing the adequacy of internal controls over financial reporting, accounting methods and procedures; reviewing public disclosures required for compliance with securities laws; and considering and reviewing various other matters relating to the Company’s financial accounting and reporting. No member of the Audit Committee is employed by or has any other material relationship with the Company. The members of the Audit Committee are “independent” under the independence requirements of NYSE MKT.

          In connection with its function to oversee and monitor the financial reporting process of the Company, the Audit Committee has done the following:
  Reviewed and discussed the Company's audited consolidated financial statements with management and the Company's independent public accountants;
  Discussed with the Company's independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU 380), which includes, among other items, matters related to the conduct of the audit of the Company's financial statements; and
  Received the written disclosures and the letter from the Company's independent public accountants required by Independence Standards Board Standard No. 1 (which relates to the auditors' independence from the Company) and has discussed with the Company's independent public accountants that firm's independence.
       Based on the foregoing, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2012 for filing with the Securities and Exchange Commission.

Members of the Audit Committee:

          Morris Garfinkle, Chairman

Auditor Fees and Services

The following table is a summary of the fees billed to us by M&K, CPAs, PLLC for professional services for the fiscal year ended December 31, 2012 and December 31, 2011, respectively:

	2012	2011
Fee Category
Audit Fees	$63,600	$65,405
Audit-Related Fees	-	$3,950
Tax Fees	-	$5,255

Total Fees	$63,600	$74,610

Audit Committee Pre-Approval Policy

The Audit Committee’s pre-approval policy provides that the  Audit  Committee  shall pre-approve all auditing  services, internal  control-related  services and permitted  non-audit services  (including the terms thereof) to be performed for us by  our  independent  auditor,  subject  to the de  minimis  exceptions  for non-audit services described in Section  10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended,  which are  approved  by the  Audit Committee  prior to the completion of the service. The Audit Committee may also form and delegate authority to sub-committees consisting of one or more members when appropriate, including the authority to grant pre-approvals  of audit and  permitted  non-audit  services, provided that decisions of such subcommittee to grant pre-approvals  shall be presented to the full Committee at its next scheduled meeting.  In accordance with the pre-approval policy, the Audit Committee has approved certain specified audit and non-audit services to be provided by M&K for up to twelve (12) months from the date of the pre-approval. Any additional services to be provided by our independent auditors following such pre-approval require the additional pre-approval of the Audit Committee.

EXECUTIVE COMPENSATION

This section provides further information about the compensation paid to, and other compensatory arrangements with, our executive officers.

Z Trim’s compensation philosophy has been, and continues to be, that compensation should drive long-term value creation for our shareholders. Total compensation for each employee should be based on individual and Company performance, market practice, and the value of the employee’s position at Z Trim. Our compensation programs should not encourage unnecessary or excessive risk taking.

Compensation to our named executive officers (as defined below) consists solely of cash compensation and the issuance of stock options pursuant to our Incentive Compensation Plan.  We pay base salary in order to provide a predictable level of compensation that is competitive in the marketplace for the position responsibilities and individual skills, knowledge, and experience of each executive.  We provide our named executive officers with stock options that are generally available to all of our employees in order to further our goal of attracting and retaining senior executives of outstanding ability.  The Company does not believe that its employee compensation policies are reasonably likely to have a material adverse effect on the Company.

SUMMARY COMPENSATION TABLE

The following table summarizes the compensation earned in the fiscal years ended December 31, 2012 and 2011 by our principal executive officer and principal financial officer, the Company’s only executive officers, for the fiscal years ended December 31, 2012 and 2011 (collectively, the “named executive officers”).

Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)(2)	Total ($)
Steven J. Cohen President and Chief Executive Officer	2012	150,000	129,410	279,410
	2011	150,000	238,595	388,595
Brian Chaiken Chief Financial Officer, Chief Legal Officer and Secretary	2012	136,000	119,455	255,455
	2011	136,000	239,035	375,035

(1) The amounts in the table reflect the grant date fair value of options awards to the named executive officer in accordance with Accounting Standards Codification Topic 718.  The ultimate values of the options awards to the executives generally will depend on the future market price of our common stock, which cannot be forecasted with reasonable accuracy. The actual value, if any, which an optionee will realize upon exercise of an option, will depend on the excess of the market value of the common stock over the exercise price on the date the option is exercised.  See the “Outstanding Equity Awards at Fiscal Year-End” table below for information regarding all outstanding awards.

(2) The amounts in this column reflect the dollar amount recognized as expense with respect to stock options for financial statement reporting purposes during the twelve months ended December 31, 2012 and 2011 in accordance with applicable accounting standards.  In 2012, Steven Cohen received 343,980 options at a strike price of $0.65 that have an option expiration date of January 25, 2017.  In 2011, Steven Cohen received 245,700 options at a strike price of $1.11 that have an option expiration date of January 7, 2016.  In 2012, Brian Chaiken received 317,520 options at a strike price of $0.65 that have an option expiration date of January 25, 2017.  In 2011, Brian Chaiken received 245,700 options at a strike price of $1.01 that have an option expiration date of January 7, 2016.  The value of the option awards reported in the 2011 proxy statement for both Cohen and Chaiken reflected the number of options times the strike price as compared to the calculated fair value of the option awards indicated above.

Employment Agreements

In 2006, the Company entered into an employment agreement with Steven J. Cohen setting forth the terms of his employment as Z Trim’s President.  Mr. Cohen’s employment under the employment agreement was for an initial term of three years and is now renewable on an annual basis for a one year term based on the mutual desire of the parties.  Either Mr. Cohen or Z Trim can terminate the employment agreement without cause on thirty days written notice.  If Mr. Cohen is terminated for any reason other than disability or death, Z Trim is not required to make any further payments to Mr. Cohen other than with respect to obligations accrued on the date of termination.  In the event that Mr. Cohen is terminated by reason of disability or death, Z Trim is required to provide Mr. Cohen or his estate any benefits set forth in any of the Company’s benefit programs or plans on the date of termination.

Under Mr. Cohen’s employment agreement, Z Trim is also protected from competition by Mr. Cohen after his employment with Z Trim would cease. Upon termination, Mr. Cohen agrees to not interfere with the relationships between the suppliers, customers or agents of Z Trim for six months, and that he will not compete with Z Trim over the same period in any county of any state in which Z Trim is providing service at the time of termination.  Further, Mr. Cohen has agreed to related confidentiality requirements after the termination of his employment.

In 2007, the Company entered into an employment agreement with Brian Chaiken setting forth the terms of his employment as Z Trim’s General Counsel and Vice President of Business Development.  Mr. Chaiken’s employment under the employment agreement is at will.  If Mr. Chaiken is terminated for cause, Z Trim is not required to make any further payments to Mr. Chaiken other than with respect to obligations accrued on the date of termination.  If Z Trim terminates Mr. Chaiken without cause, Mr. Chaiken is entitled to receive a severance payment equal to his wages at the time he is terminated for a minimum of six months, with an additional two months for each year of completed service on a pro-rata basis, up to a maximum of two years.  Under Mr. Chaiken’s employment agreement, a termination for a “cause” would occur if  Mr. Chaiken did any of the following: (i) committed or participated in an act of fraud, gross neglect, misrepresentation, embezzlement or dishonesty against the Company; (ii) committed or participated in any other injurious act or omission wantonly, willfully, recklessly or in a manner which was grossly negligent against the Company, monetarily or otherwise; (iii) engaged in a criminal enterprise involving moral turpitude; (iv) engaged in an act or acts constituting a felony under the laws of the United States or any state thereof or in any act or acts resulting in the loss of any state or federal license required for Mr. Chaiken to perform his material duties or responsibilities for the Company; or (v) Mr. Chaiken’s breach of any provision of the employment agreement. Mr. Chaiken would also be provided with COBRA expenses for family health insurance for 9 months following his separation from Z Trim.

Under Mr. Chaiken’s employment agreement, Z Trim is also protected from competition by Mr. Chaiken after his employment with Z Trim would cease. Upon termination, Mr. Chaiken agrees to not interfere with the relationships between the suppliers, customers or agents of Z Trim for twelve months, and that he will not compete with Z Trim over the same period and any target market in which it engages in or may engage in the future.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
December 31, 2012

The following table contains information regarding outstanding equity awards held at December 31, 2012, by the named executive officers.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price ($)	Option Expiration Date
	343,980	0.65	1/25/2017
Steven Cohen	245,700	1.11	1/7/2016
	315,000	1.10	5/10/2015
	210,000	1.60	1/19/2015
	317,520	0.65	1/25/2017
Brian Chaiken	245,700	1.01	1/7/2016
	315,000	1.01	5/10/2015
	210,000	1.45	1/19/2015

OPTION EXERCISES AND STOCK VESTED
2012

          There were no Z Trim stock options that were exercised by the named executive officers in fiscal 2012. There were no outstanding awards of restricted stock in fiscal 2012.

PROPOSAL THREE

ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), publicly-traded companies are required to hold an advisory vote of their shareholders at least once every three years to approve the compensation of named executive officers, as disclosed in the company’s proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.  Since certain of the requirements of the Dodd-Frank Act have only recently come into effect for smaller reporting companies, we have not yet held such a vote and one is therefore being solicited at the annual meeting. See also “Proposal Four: Advisory Vote to Approve the Frequency of Future Advisory Votes to Approve the Compensation of the Company’s Named Executive Officer” below regarding a separate vote on how frequently such advisory votes will be held in the future.

The Company’s executive compensation program seeks to motivate and reward superior performance that supports our business and strategic plans and to provide the compensation and incentives needed to attract, motivate and retain executives who are crucial to the Company’s long-term success. This compensation program is designed to align the interests of our executives with those of our shareholders.

The Board of Directors believes that the Company’s compensation policies and procedures are reasonable in comparison both to similarly-sized companies in our industry and to the Company’s performance during fiscal year 2013. The Board of Directors also believes that the Company’s compensation program aligns executive officers with the interests of stockholders in the long-term value of the Company as well as the components that drive long-term value.

Accordingly, the following resolution will be submitted to our shareholders for approval at the annual meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, is hereby approved.”

As an advisory vote, this proposal is not binding on the Company. However, the Compensation Committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by our shareholders, and will consider the outcome of the vote when making future compensation decisions on the Company’s executive compensation program.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, AS DESCRIBED IN THIS PROXY STATEMENT.

PROPOSAL FOUR

ADVISORY VOTE TO APPROVE THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

As a result of the Dodd-Frank Act, publicly-traded companies are required to hold an initial advisory shareholder vote to determine the frequency of future advisory votes on executive compensation, as well as periodic subsequent votes to confirm that frequency. Advisory votes to approve named executive officer compensation may be held every one, two or three years under the Dodd-Frank Act. The Board is recommending an advisory vote every 3 years for the reasons discussed below.

As a small company with limited resources, our Board of Directors believes that it is appropriate to have future advisory votes on executive compensation held every three years, as opposed to every year or every other year.

Similar to the vote on executive compensation, this proposal is also an advisory vote and is not binding on the Company. However, the Company values the opinions expressed by our shareholders, and will consider the outcome of the votes both on executive compensation itself and on the frequency of votes when making future decisions on the frequency of such votes.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE HOLDING OF FUTURE ADVISORY VOTES TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION “EVERY 3 YEARS.”

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents certain information as of October 11, 2013, regarding the beneficial ownership of the Z Trim common stock held by each director, each executive officer appearing in the “Summary Compensation Table” included in “Executive Compensation” and all directors and executive officers as a group.  As of October 1, 2013, the Company had 36,798,414 shares of common stock outstanding.

Name and Address(1)	Shares Beneficially Owned (2)	Percentage of Shares Outstanding
Steven J. Cohen	1,402,683	3. 7%
Mark Hershhorn	527,997	1.3%
Brian S. Israel	292,616 (3)	0.8%
Morris Garfinkle	702,448	1.9%
Edward Smith III	232,263 (4)	0.6%
Brian Chaiken	1,314,887	3.4%
All executive officers and directors as a group (6 persons)	4,472,894 (4)	11.3%

(1)	The address for each stockholder listed in the table is c/o Z Trim Holdings, Inc., 1011 Campus Drive, Mundelein, Illinois 60060.

(2)
The specified persons have sole voting and sole dispositive powers as to all shares, except as otherwise indicated.  The amounts include the following shares as to which the person has the right to acquire subject to stock options or warrants within 60 days of October 1, 2013:  Mr. Cohen (1,402,680), Mr. Israel (36,000), Mr. Smith (18,077) and Mr. Chaiken (1,314,887), and all current executive officers and directors as a group (2,771,644).

(3)	Mr. Israel has pledged 159,403 of the shares reported above as security for an unrelated investment.

(4)
This figure excludes the 32,919,021 shares beneficially owned by Brightline, which are described in the table below setting forth persons known to us to be owners of more than 5% of our common stock.  Mr. Smith is the Managing Partner of BCM, an investment management firm that serves as the investment manager of Brightline.

The following table presents certain information as of October 1, 2013 regarding the beneficial ownership of the Z Trim common stock held by each known 5%-or-greater stockholder of Z Trim:

Name and Address	Shares Beneficially Owned (1)	Percentage of Shares Outstanding
Brightline Capital Management, LLC 1120 Avenue of the Americas, Suite 1505 New York, NY 10036	32,919,021	64.6%

(1)
BCM, together with Brightline, Nick Khera and Edward B. Smith, III, filed a report on Schedule 13D/A dated September 18, 2013, reporting shared voting and dispositive power as to 32,919,021 shares of common stock.  Messrs. Khera and Smith are the managing members of BCM, an investment management firm that serves as the investment manager of Brightline.  This amount includes 14,133,866 shares that are issuable within 60 days of October 1, 2013, upon the exercise or conversion of warrants held by Brightline, and excludes Mr. Smith’s beneficial ownership of 232,263 shares set forth in the table above.

The above beneficial ownership information is based on data furnished by the specified persons and is determined in accordance with Rule 13d-3 under the Securities Exchange Act, as required for purposes of this proxy statement. It is not necessarily to be construed as an admission of beneficial ownership for other purposes.

CERTAIN TRANSACTIONS AND RELATIONSHIPS WITH THE COMPANY

Director Edward Smith III is a Managing Member of Brightline, which beneficially owns approximately 64.6% of the Company’s outstanding shares, as set forth in the Beneficial Ownership Table above.  As described below, we have engaged, and may continue to engage, in transactions with Brightline.

On March 18, 2011, we entered into a private placement subscription agreement with Brightline pursuant to which we sold 332.6697 units, consisting of Preferred Stock and warrants, for an aggregate offering price of $3,326,697.  Each of the units (individually, a “Unit” and collectively, the “Units”) consisted of 2,000 shares of Series II Preferred Stock and one warrant at an Original Issue Price of $10,000 per Unit.  The Series II Preferred Stock was issued with rights to: (i) a dividend which accrued cumulatively on a daily basis at the rate of 8% per annum of the Original Issue Price payable in shares of the common stock; (ii) conversion into such number of shares of common stock determined by dividing the Original Issue Price by the Conversion Price, initially, $1.00; (iii) a liquidation preference equal to the sum of the Original Issue Price and an amount equal to 8% of the Original Issue Price for each 12 months that passed since the date of issuance of any of the Series II Preferred Stock; and (iv) mandatory redemption, by the Company, 24 months from the date of issuance of the Series II Preferred Stock at a redemption price equal to the Original Issue Price plus any accrued but unpaid dividends.  The dividend component on liquidation and redemption was payable in shares of the common stock of the Company.  Payment of the dividend, mandatory redemption and any provisions requiring payment on the Series II Preferred Stock were deferred until the 2008 Notes due in 2010 and the 2009 8% Senior Secured Convertible Notes due in 2011 and 2012 (the “2009 Notes”) were paid in full or until any such restrictions were waived.  Such deferral, even if the maturity dates on the Notes are extended, would not have constituted a default under the Series II Preferred Stock terms. The Series II Preferred Stock was convertible into a total of 3,326,697 shares of common stock, exclusive of the shares of common stock issuable in connection with the 8% dividend.

On March 18, 2013, Brightline converted all outstanding Series II Preferred Stock, plus accrued dividends, into 3,859,697 shares of the Company’s common stock.  Following this conversion, all outstanding shares of the Company’s Series II Preferred Stock have been converted and none remain outstanding.

Brightline also received one five-year warrant as part of each Unit purchased, pursuant to which the holder may purchase 15,000 shares of common stock per Unit with an exercise price of $1.50 per share.  A total of 4,990,046 shares of common stock are issuable upon exercise of such warrants.

We also entered into a registration rights agreement with Brightline pursuant to which we agreed to file with the SEC a registration statement covering the resale of the common stock underlying the Series II Preferred Stock and warrants issued as part of the Units.  In connection with the offering, Brightline, as the holder of a majority of the warrants issued in connection with the Company’s 2009 Notes (the “2009 Warrants”) waived any price adjustment with respect to the 2009 Warrants.  Brightline also waived any price adjustment with respect to the warrants issued in connection with the Series I Preferred Stock (the “Series I Preferred Stock Warrants”) it purchased from the Company.  The Company obtained similar waivers from the other holders of the Series I Preferred Stock Warrants and the 2009 Warrants.

On January 15, 2012, the Company received notice from Brightline electing to convert an aggregate principal balance of $1,300,000 on outstanding convertible notes, plus $208,000 of interest accrued thereon, into 1,508,000 shares of the Company’s common stock.  This is equivalent to a conversion price of $1.00 per share of common stock.  The shares issued in connection with the foregoing conversion of convertible notes were on the same terms and conditions as offered to other non-affiliated debt holders.

In the third quarter of 2012, Brightline converted $1,634,400 (including accrued dividends) of Series I Preferred Stock into 1,634,400 shares of Common Stock.

During the fourth quarter of 2012, Brightline converted $3,465,100 (including accrued dividends) of Series I Preferred Stock into 3,465,100 shares of Common Stock.

On February 23, 2012, we entered into a private placement subscription agreement with Brightline, pursuant to which we sold 311,545 shares of common stock, for a price of $1.50 per share and received gross proceeds of $467,318.  On March 29, 2012, we entered into a private placement subscription agreement with Brightline pursuant to which we sold 437,380 shares of common stock, for a price of $1.50 per share and received gross proceeds of $656,070.  On May 8, 2012, we entered into a private placement subscription agreement with Brightline, pursuant to which we sold 744,711 shares of common stock, for a price of $1.50 per share and received gross proceeds of $1,117,067.  On August 1, 2012, we entered into a private placement subscription agreement with Brightline, pursuant to which we sold 417,612 shares of common stock, for a price of $1.50 per share and received gross proceeds of $626,417.

On August 13, 2012, the Company entered into an agreement with Brightline pursuant to which Brightline agreed to convert $7,721,988 (exclusive of dividends) worth of Series I and II Preferred Stock into 7,721,988 shares of the Company’s common stock.  In consideration for the foregoing conversion of Series I and II Preferred Stock by Brightline on or before their respective maturity dates, the Company modified the following warrants held by Brightline to provide them with the ability to exercise such warrants on a cashless basis: (i) warrants to purchase an aggregate of  11,582,983 shares of common stock with an exercise price of $1.50 per share, which were issued to Brightline in transactions where Brightline acquired shares of the Company’s Series I and II Preferred Stock; and (ii) warrants to purchase an aggregate of  2,859,375 shares of common stock with an exercise price of $1.50 per share, which equaled one half of the outstanding  and unexercised warrants issued to Brightline in other transactions where Brightline provided financing to the Company.

On September 10, 2012, we entered into a private placement subscription agreement with Brightline, pursuant to which we sold 74,200 shares of common stock, for a price of $1.50 per share, and received gross proceeds of $111,300.

In the third quarter of 2012, Morris Garfinkle, a Director of the Company, converted $34,800 (including accrued dividends) of Series I Preferred Stock into 34,800 shares of the Company’s Common Stock.

During the fourth quarter of 2012, the non-executive directors of the Company, Morris Garfinkle, Mark Hershhorn, Brian Israel and Ed Smith, each converted $17,403 shares of Series I Preferred Stock (including accrued dividends) into 17,403 shares of Common Stock, for an aggregate of 69,612 shares of Common Stock.

In February 2013, in connection with the Company’s warrant exercise program, which was open to all holders of $1.50 warrants and allowed those warrant holders to exercise their warrants for a $1.25 strike price during February 2013, Brightline and the non-executive directors of the Company agreed to waive the anti-dilution provisions in the related warrant agreements until February 28, 2013.  As part of this program, Mr. Garfinkle exercised warrants for 244,984 shares of the Company’s common stock and Mr. Hershhorn exercised warrants for 30,000 shares of the Company’s common stock.

In August 2013, Brightline and Messrs. Hershhorn, Israel and Smith converted, on a cashless basis, warrants with an exercise price of $1.50 per share (the “1.50 Warrants”) into 2,537,438, 38,173, 15,944 and 3,347 shares of the Company’s Common Stock, respectively, pursuant to an agreement with the Company that was available to all of the holders of $1.50 Warrants (the “Cashless Exercise Program”).  For every ten $1.50 Warrants exercised, the holder received 4.5 shares of Common Stock (fractional shares were rounded up).

On August 20, 2013, the Company entered into a private placement subscription agreement with Brightline Ventures I-C, LLC, pursuant to which it sold 376,000 shares of Common Stock, for a price of $1.25 per share (the “$1.25 Raise”), and received gross proceeds of $470,000.

Pursuant to the anti-dilution provisions in the $1.50 Warrants, in August 2013, the Company issued Brightline and Messrs. Israel and Smith additional warrants for 2,316,597, 6,000 and 3,013 shares of the Company’s Common Stock, respectively, with a per share exercise price of $1.25.  In accordance with the ratchet provisions in the $1.50 Warrants, the exercise price was reduced to $1.25 per share for the 11,582,983, 30,000 and 15,064 remaining warrants held by Brightline and Messrs. Israel and Smith, respectively.

In addition, during August 2013, Brightline and Messrs. Israel and Smith each agreed to temporarily waive (except with regard to the $1.25 Raise) the anti-dilution provisions contained in the warrant agreements related to their $1.50 Warrants (which now have an exercise price of $1.25 per share) with respect to the Cashless Exercise Program and potential capital-raising activities through December 31, 2013, and also to permanently amend the underlying warrant agreements to reduce the derivative liability the Company incurs as a result of the ratchet provisions in such agreements.

On September 18, 2013, the Company entered into a private placement subscription agreement with Brightline Ventures I-C, LLC, pursuant to which it sold 468,571 shares of Common Stock for a price of $1.05 per share, along with warrants to purchase 234,286 shares of Common Stock at an exercise price of $1.50 per share (the “$1.05 Raise”), and received gross proceeds of $492,000.  The waiver discussed above was effective for the $1.05 Raise; therefore, no additional warrants were issued and no exercise price adjustments were made pursuant to anti-dilution and ratchet provisions as a result of the $1.05 Raise.

The Company does not have a written policy with respect to related party transactions.  However, all such transactions are reviewed and approved by the Board of Directors prior to finalization.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Exchange Act and the rules promulgated thereunder, officers and directors of the company and persons who beneficially own more than 10% of our common shares are required to file with the SEC and furnish to the company reports of ownership and change in ownership with respect to all equity securities of the company. Based solely on our review of the copies of such reports received by us during or with respect to the fiscal year ended December 31, 2012 and written representations from such reporting persons, we believe that our officers, directors and 10% shareholders complied with all Section 16(a) filing requirements applicable to such individuals, except that Brightline reported 9 late transactions. While the Company files the required reports on behalf of its executive officers and directors (other than Edward Smith), the Company does not file such reports on behalf of Brightline.

By Order of the Board of Directors

Brian Chaiken
Chief Financial Officer, Chief Legal Officer and Secretary

Mundelein, Illinois
October 29, 2013

A copy, without exhibits, of Z Trim’s Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2012 will be provided without exhibits and without charge to any record or beneficial owner of Company common stock upon the written request of that person directed to: Brian Chaiken, Secretary, Z Trim Holdings, Inc., 1011 Campus Drive, Mundelein, Illinois 60060. The Form 10-K contains a list of exhibits, which will be provided for a reasonable fee to reflect duplication and mailing costs; exhibits are also available through the SEC’s website at www.sec.gov.

Z TRIM HOLDINGS, INC.
PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
DECEMBER 9, 2013

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Revoking any prior appointment, the undersigned hereby appoints Steven J. Cohen and Brian Chaiken, or any one or all of them, as proxy with full power of substitution, to vote all shares of Common Stock which the undersigned has power to vote at the Annual Meeting of Shareholders of Z Trim Holdings, Inc., to be held at 10:00 a.m. Central Standard Time on December 9, 2013 at the DoubleTree Hotel, 510 East IL Route 83, Mundelein, Illinois, 60060, and at any adjournment or postponement thereof, in accordance with the instructions set forth herein and with the same effect as though the undersigned were present in person and voting such shares, including the right in their discretion to cumulate and distribute the aggregate votes in respect of such shares as they choose among those nominees as to whom the undersigned has not withheld authority and with discretionary authority to act on such other matters as may properly come  before the meeting or any adjournments or postponements thereof.

This Proxy when properly executed will be voted in the manner directed on the reverse side. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL ONE, FOR PROPOSALS  TWO AND THREE, AND “3 YEARS” FOR PROPOSAL FOUR. This Proxy will be voted, in the discretion of the proxy holders, upon such other business as may properly come before the Annual Meeting of Shareholders or any adjournments thereof.

 (PLEASE VOTE AND SIGN AND DATE ON THE OTHER SIDE)

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

 Z TRIM HOLDINGS, INC.

This proxy is solicited by the Board of Directors. The Board of Directors recommends a vote "FOR" Proposals 1, 2 and 3, and “ 3 YEARS” for Proposal 4.

1.   PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees: Steven J. Cohen, Morris Garfinkle, Brian S. Israel, Mark Hershhorn, Edward Smith III

□ For All Nominees                                                                  ○ Steven J. Cohen                                                __________
□ Withhold Authority for All Nominees                                       ○  Morris Garfinkle                                               __________
□ For All Except (see Instructions below)                                     ○  Brian S. Israel                                                     __________
□ For All Except (See instructions below)                                      ○  Mark Hershhorn                                               __________
□                                                                         ○  Edward Smith III                                               __________

INSTRUCTIONS: To withhold authority to vote for any individual nominees, mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold as shown here (●).  To cumulate your vote for one or more of the above nominee(s) write the manner in which such votes shall be cumulated in the space to the right of the nominee(s) name(s).  If you are cumulating your vote, do not mark the circle.  If you wish to cumulate your votes, you must vote by using the proxy card rather than voting by telephone. ●

2.   PROPOSAL TWO

RATIFICATION OF OF M&K CPAS, PLLC AS Z TRIM’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2014.

[_] For           [_] Against         [_] Abstain

3.  PROPOSAL THREE

ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THE PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SECURITIES AND EXCHANGE COMMISSION.

[_] For           [_] Against         [_] Abstain

4.  PROPOSAL FOUR

ADVISORY VOTE TO APPROVE THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

[_] 1 Year           [_] 2 Years     [_]  3 Years      [_] Abstain

5.  OTHER BUSINESS MATTERS.   In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or at any adjournments thereof.

Please indicate whether you will attend the Annual Meeting of Shareholders on December 9, 2013.

          I          |_| plan      |_| do not plan to attend the Annual Meeting.

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURE________________________________________     Date

SIGNATURE ________________________________________    Date
Signature if held jointly

NOTE: Please sign exactly as name appears here on.  Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please provide full title and capacity.

Vote Online, by Telephone or Mail 24 Hours a Day, 7 Days a Week

VOTE BY INTERNET - www.voteproxy.com.
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date.  Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receive all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote online and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-776-9437
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date.  Have your proxy card in hand when you call and then follow the instructions. If you wish to cumulate your votes for directors, you must vote in person, via the internet or by mail, rather than voting by telephone.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
If you vote your proxy online or by telephone you do NOT need to mail back your proxy card.